UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2005

ROME BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-27481	16-1573070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York 13440-5810

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (315) 336-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On August 24, 2005, the Board of Directors of Rome Bancorp, Inc., a Delaware corporation (the “Company”), approved and adopted Amendment No. 3 to the Employee Stock Ownership Plan of Rome Bancorp, Inc. (the “ESOP”). In accordance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), the ESOP amendment provides for the distribution of participant accounts following termination of employment absent the direction of the participant if such participant has a vested balance of $1,000 or less in his or her ESOP account.

The Amendment is attached hereto as Exhibit 10.13.

Item 9. 01 Financial Statements and Exhibits.

(c)	The following exhibit is filed as part of this report:

Exhibit No.	Exhibit
10.13	Amendment No. 3 to the Employee Stock Ownership Plan of Rome Bancorp, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROME BANCORP, INC.

By:	/s/ David C. Nolan
David C. Nolan
Treasurer and Chief Financial Officer

Date: August 29, 2005